UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 7, 2015

Commission File Number:  000-54014

VistaGen Therapeutics, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

20-5093315
(IRS Employer Identification No.)

343 Allerton Avenue, South San Francisco, California 94080
(Address of principal executive offices)

(650) 577-3600
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Creation of Series B 10% Convertible Preferred Stock

On May 7, 2015, VistaGen Therapeutics, Inc., a Nevada corporation (the “Company”), filed the Certificate of Designation of the Relative Rights and Preferences of the Series B 10% Preferred Stock of VistaGen Therapeutics, Inc. (the “Certificate of Designation”) with the Nevada Secretary of State in order to designate 4.0 million shares of the Company’s preferred stock as Series B 10% Convertible Preferred Stock (“Series B Preferred”). A copy of the Certificate of Designation is attached to this Current Report on Form 8-K as Exhibit 3.1.

Each share of Series B Preferred is convertible, at the option of the holder (“Voluntary Conversion”), into one (1) share of the Company’s common stock, par value $0.001 per share (“Common Stock”) at a fixed conversion price of $7.00 per share (the “Conversion Price”). The Conversion Price is subject to adjustment only for customary stock dividends, reclassifications, splits and similar transactions set forth in Section 7 of the Certificate of Designation. All outstanding shares of Series B Preferred are also automatically convertible into Common Stock (“Automatic Conversion”) upon the closing or effective date of any of the following transactions or events: (i) a strategic transaction involving AV-101, the Company’s new drug candidate in Phase 2 clinical development for depression and other diseases and disorders of the central nervous system, with an initial up front cash payment to the Company of at least $10.0 million ; (ii) a registered public offering of Common Stock with aggregate gross proceeds to the Company of at least $10.0 million; or (iii) for 20 consecutive trading days the Company’s Common Stock trades at least 20,000 shares per day with a daily closing price of at least $12.00 per share; provided, however, that Automatic Conversion and Voluntary Conversion (collectively, “Conversion”) are subject to certain beneficial ownership blockers set forth in Section 6 of the Certificate of Designation.

Prior to Conversion, shares of Series B Preferred will accrue dividends, payable only in Common Stock, at a rate of 10% per annum (the “Accrued Dividend”).  The Accrued Dividend will be payable on the date of either a Voluntary Conversion or Automatic Conversion solely in that number of shares of Common Stock equal to the Accrued Dividend, divided by the Conversion Price.

Agreement with Platinum Long Term Growth VII, LLC

Effective May 12, 2015, the Company and Platinum Long Term Growth VII, LLC (“Platinum”) entered into an agreement, a copy of which is attached hereto as Exhibit 10.1, as modified by the Acknowledgement and Agreement, a copy of which is attached hereto as Exhibit 10.2 (“Acknowledgement”) (the “Platinum Agreement”).

Under the Platinum Agreement, Platinum has:

•
Converted all of the approximately $4.5 million outstanding balance (principal and accrued but unpaid interest) of its Senior Secured Convertible Promissory Notes issued by the Company (the “Senior Secured Notes”), into 641,335 shares of Series B Preferred, thereby cancelling approximately $4.5 million of the Company’s indebtedness;

•
Released all of its security interests in the assets of the Company and its subsidiaries by terminating the Amended and Restated Security Agreement, IP Security Agreement and Negative Covenant, each by and between the Company and Platinum and dated October 11, 2012;

•
Converted all of the approximately $1.3 million outstanding balance (principal and accrued but unpaid interest) of its Subordinated Convertible Promissory Notes issued by the Company (“Platinum Subordinated Notes”) into 240,305 shares of Series B Preferred and five-year warrants to purchase 240,305 shares of Common Stock at a fixed exercise price of $7.00 per share, subject to adjustment only for customary stock dividends, reclassifications, splits and similar transactions (“Warrants”), thereby cancelling approximately $1.3 million of the Company’s indebtedness;

•
Purchased approximately $1.5 million (including accrued but unpaid interest thereon) of outstanding Subordinated Notes issued by the Company from the respective holders thereof (“Investor Subordinated Notes”) and converted the entire outstanding balance of the Investor Subordinated Notes into 265,699 shares of Series B Preferred and 265,699 Warrants, thereby cancelling approximately $1.5 million of the Company’s indebtedness;

•
Signed and delivered a Securities Purchase Agreement (“SPA”) to purchase, for $1.0 million, a total of 142,857 shares of Series B Preferred and 142,857 Warrants on or before June 11, 2015. A form of the SPA is attached to this Current Report on Form 8-K as Exhibit 10.3;

•
Amended all warrants previously issued by the Company to Platinum in connection with the Senior Secured Notes, and warrants that still may be issued pursuant to the Note Exchange and Purchase Agreement, by and between the Company and Platinum, dated October 11, 2012 (the “NEPA”), if any (collectively, the “Exchange Warrants”) to:

o	fix the exercise price thereof at $7.00 per share;
o	fix the number of shares of the Company’s Common Stock issuable thereunder; and
o	eliminate the cashless exercise provisions from all Exchange Warrants; and

•
Agreed to lock-up (refrain from) the potential sale of any shares of Common Stock held by Platinum or its affiliates until the earlier to occur of an effective registration statement relating to resale of Conversion Shares under the Securities Act of 1933, as amended, or the closing price of the Company’s Common Stock is at least $15.00 per share.

As additional consideration for the agreements of Platinum under the Platinum Agreement, the Company issued to Platinum 400,000 shares of Series B Preferred and Warrants to purchase 1.2 million shares of Common Stock and exchanged 30,000 shares of Common Stock currently beneficially owned or controlled by Platinum for 30,000 shares of Series B Preferred.

In connection with the consummation of the Platinum Agreement, the Company anticipates that the outstanding balance of an additional approximately $1.8 million of Subordinated Notes will be converted by the respective holders thereof into approximately 318,085 shares of Series B Preferred and 318,085 Warrants on or before May 26, 2015, thereby cancelling at least an additional approximately $1.8 million of the Company’s indebtedness.

Item 3.02 Unregistered Sales of Equity Securities

See Item 1.01. The shares of Series B Preferred and Warrants issued, or to be issued, to Platinum pursuant to the Agreement were offered and sold in transactions exempt from registration under the Securities Act in reliance on Section 4(2) and/or 3(a)(9) thereof and Rule 506 of Regulation D thereunder. Platinum represented that it was an "accredited investor" as defined in Regulation D, and that it is not subject to the "Bad Actor" disqualifications described in Rule 506(d).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

See Item 1.01.

Item 9.01 Financial Statements and Exhibits

See Exhibit Index.

Disclaimer

The foregoing description of the Certificate of Designation, Platinum Agreement, Acknowledgement, NEPA and SPA do not purport to be complete, and are qualified in their entirety by reference to the full text of the Certificate of Designation, the Platinum Agreement, Acknowledgement and SPA, attached hereto as Exhibits 3.1,  10.1, 10.2 and 10.3, respectively, and the NEPA attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 16, 2012, each of which are incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VistaGen Therapeutics, Inc.

Date: May 13, 2015	By:	/s/ Shawn K. Singh
Shawn K. Singh
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1
Certificate of Designation of the Relative Rights and Preferences of the Series B 10% Convertible Preferred Stock of VistaGen Therapeutics, Inc., filed with the Nevada Secretary of State on May 7, 2015.

10.1	Agreement, by and between VistaGen Therapeutics, Inc. and Platinum Long Term Growth VII, LLC, dated May 5, 2015.
10.2	Acknowledgement and Agreement, by and between VistaGen Therapeutics, Inc. and Platinum Long Term Growth VII, LLC, dated May 12, 2015.
10.3	Form of Securities Purchase Agreement by and between VistaGen Therapeutics, Inc. and Platinum Long Term Growth VII, LLC, dated May 12, 2015.